SUMMARY PROSPECTUS

IronBridge Small Cap Fund (IBSCX)

Advised by:
RMB Capital Management, LLC

Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks.  You may find the Fund’s prospectus and other information about the Fund online at www.ironbridgefunds.net/funds/forms.  You may also get this information at no cost by calling 1-877-861-7714 or by sending an e-mail request to ironbridgeclientservice@rmbcap.com.

The Fund’s full prospectus and statement of additional information, each dated October 30, 2018 are incorporated into this Summary Prospectus by reference.  You may obtain a copy of the Fund’s statement of additional information in the same manner as the Fund’s prospectus.

The U.S. Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus.  Any representation to the contrary is a criminal offense.

October 31, 2018

IRONBRIDGE SMALL CAP FUND

Investment Objective.

The investment objective of the IronBridge Small Cap Fund (“Small Cap Fund”) is capital appreciation.

Portfolio Fees and Expenses.

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Small Cap Fund.

Shareholder Fees (fees paid directly from your investment)

Maximum Sales Charge (Load) Imposed on Purchases	NONE
Maximum Deferred Sales Charge (Load)	NONE
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	NONE
Redemption Fee (as a percentage of amount redeemed, if applicable)	NONE
Exchange Fee	NONE
Maximum Account Fee (1)	$15
(1) A service fee of $15 may be imposed for shares redeemed by wire.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees	1.00%
Distribution (12b-1) Fees	NONE
Other Expenses	0.17%
Total Annual Fund Operating Expenses (1)	1.17%
Fee Waiver and/or Expense Reimbursement (2)	-0.06%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	1.11%
(1)
The Total Annual Fund Operating Expenses for the Fund do not correlate to the Ratio of Expenses to Average Net Assets in the Financial Highlights which reflects the operating expenses of the Fund and does not include acquired fund fees and expenses (“AFFE”). For the fiscal year ended June 30, 2018, AFFE for the Fund was less than 0.01%.

(2)
RMB Capital Management, LLC (the “Adviser”) has contractually agreed to reduce its compensation due from and/or assume expenses of the Small Cap Fund to the extent necessary to ensure that the Small Cap Fund’s operating expenses (excluding taxes, interest, brokerage commissions and acquired fund fees and expenses, if any, and other extraordinary expenses) do not exceed 1.10% of the Small Cap Fund’s average net assets.  The fee waiver and expense reimbursement agreement is in effect until November 1, 2019, with successive renewal terms of one year thereafter unless terminated by IronBridge Funds, Inc. (the “Company”) or the Adviser prior to any such renewal.  Prior to November 1, 2019, the expense cap agreement can be terminated by the Company’s Board of Directors or shareholders.  To the extent the Adviser waives its compensation and/or absorbs expenses to satisfy the expense cap, it may seek repayment by the Small Cap Fund of a portion or all of such amounts at any time within three years from the date on which such amounts were waived or absorbed, provided that the Small Cap Fund is able to make the repayment without exceeding the lesser of the expense cap in effect at the time of the waiver or in effect at the time of the repayment.

Expense Example.

This Example is intended to help you compare the cost of investing in the Small Cap Fund with the cost of investing in other mutual funds.

This Example assumes that you invest $10,000 in the Small Cap Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The Example also assumes that your investment has a 5% return each year and that the Small Cap Fund’s operating expenses remain the same.  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

If you sell your shares in:	1 Year	3 Years	5 Years	10 Years
Small Cap Fund	$113	$366	$638	$1,415

Portfolio Turnover.

The Small Cap Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the fund’s performance. During the most recent fiscal year, the Small Cap Fund’s portfolio turnover rate was 20% of the average value of its portfolio.

Principal Investment Strategies.

The Small Cap Fund seeks to achieve its investment objective by investing, under normal market conditions, at least 80% of its assets (plus borrowings for investment purposes) in equity securities of U.S. companies with small market capitalizations.  For this purpose, RMB Capital Management, LLC (the “Adviser”) defines a small capitalization company as any company with a market capitalization less than or equal to the largest market capitalization (determined at the time of investment) of any company in the Russell 2000® Index, which, as of September 30, 2018, was approximately $8.51 billion.  The Small Cap Fund may invest in unsponsored American Depositary Receipts and/or Global Depositary Receipts, and may, and currently does (as of the date of this Prospectus), invest a significant portion of its assets in financial services companies.

The Adviser actively manages the Small Cap Fund by applying an economic return framework, which measures the Small Cap Fund’s return on investment and adjusts for factors such as inflation or accounting treatments.  This is a valuation model that uses cash flow to determine a company’s value, rather than traditional accounting measures such as corporate performance, earnings and book value.  The Adviser uses this methodology to identify attractively-priced companies, and as a result, the Small Cap Fund invests primarily in growth and value-style equity securities.

The Adviser reduces positions or sells securities in the Small Cap Fund for a variety of reasons, such as when the securities reach their target price or when a position would exceed 5% of the Small Cap Fund’s net assets.

Principal Investment Risks.

Market Risk.  The general level of stock prices as a whole could decline, causing a decline in the value of your investment.

Small-to-Medium Capitalization Risk.  The Small Cap Fund invests primarily in small-capitalization stocks. Securities of companies with small-to-medium market capitalizations are often more volatile, less liquid and more susceptible to market pressures than securities of larger issuers.

Stock Selection Risk.  Individual stocks may decline in value or not increase in value, even when the stock market in general is rising.

Liquidity Risk. The Adviser may not be able to sell the Small Cap Fund’s securities at a time or at a price that would benefit the Fund.

Equity Securities Risk.  Equity securities, such as common stocks, are subject to greater volatility and chance of decline than other securities, such as fixed-income securities.

Management Risk.  There is no guarantee that the Adviser will choose investments that increase in value.

Growth Investing Risk. Growth companies are generally more susceptible than established companies to market events and sharp declines in value.

Value Investing Risk.  Value stocks may not increase in price, may not issue the anticipated stock dividends or may decline in price, based upon the market’s belief of the issuer’s intrinsic worth.

American Depositary Receipt (ADR) / Global Depositary Receipt (GDR) / European Depositary Receipts (“EDRs”) Risk.  ADRs are receipts issued by U.S. banks evidencing ownership in securities of foreign issuers, and GDRs and EDRs are receipts issued by banks in more than one country evidencing ownership in securities of foreign issuers.  Securities of foreign issuers, and consequently ADRs, GDRs, and EDRs, may decrease in value due to changes in currency exchange rates, the economic climate in the issuer’s home country or for a variety of other reasons.

Loss of Money Risk.  Loss of money is a risk of investing in the Small Cap Fund.

Financial Services Risk.  Investing a significant portion of assets in the financial services sector may cause the Small Cap Fund to be more sensitive to the risks and concerns facing financial companies.

Performance.

The bar chart and table below show how the Small Cap Fund has performed in the past and provides some indication of the risks of investing in the Small Cap Fund.  The table shows how the performance of the Small Cap Fund has varied from year to year as compared with the returns of the Russell 2000® Index, a securities index that measures the performance of the small-cap segment of the U.S. equity universe. For periods prior to July 23, 2010, the performance shown is that of the Small Cap Fund’s predecessor, the Frontegra IronBridge Small Cap Fund (the “Predecessor Small Cap Fund”). The Predecessor Small Cap Fund commenced operations on August 30, 2002 and was reorganized into the Small Cap Fund on July 23, 2010. Upon reorganization, the Small Cap Fund assumed the financial and performance history of the Predecessor Small Cap Fund, which maintained the same fees and expenses as the Small Cap Fund. Keep in mind that past performance (before and after taxes) may not indicate how well the Small Cap Fund will perform in the future.  Updated performance information can be found on our website at www.ironbridgefunds.net or by calling toll-free to 1-877-861-7714.

Calendar Year Total Returns
Annual Total Returns for Small Cap Fund
for the years ended December 311

[1]	For the nine-month period ended September 30, 2018, the Small Cap Fund had a return of 14.49%.

During the periods shown above, the highest return for either the Small Cap Fund or the Predecessor Small Cap Fund for a calendar quarter was 21.90% (for the quarter ended June 30, 2009) and the lowest return for a calendar quarter for either was -25.45% (for the quarter ended December 31, 2008).

Average Annual Total Returns
(for the periods ended December 31, 2017)

Fund/Index	One Year	Five Years	Ten Years	Since Inception (August 30, 2002)
Small Cap Fund
Return Before Taxes	10.43%	11.73%	7.12%	10.73%
Return After Taxes on Distributions	5.70%	8.89%	5.50%	9.18%
Return After Taxes on Distributions and Sale of Fund Shares	9.70%	9.05%	5.58%	8.87%
Russell 2000® Index (reflects no deduction for fees, expenses or taxes)	14.65%	14.12%	8.71%	10.80%

After-tax returns are calculated using the highest individual federal marginal income tax rates in effect during each year of the periods shown and do not reflect the impact of state and local taxes.  Your actual after-tax returns depend on your individual tax situation and likely will differ from the results shown above.  After-tax returns are not relevant if you hold your Small Cap Fund shares through a tax-deferred arrangement, such as a 401(k) plan, individual retirement account (IRA) or 529 college savings plan.

Management.

Investment Adviser.  RMB Capital Management, LLC.

Portfolio Managers.  The Small Cap Fund is jointly and primarily managed by Christopher C. Faber (portfolio manager since inception), Jeffrey B. Madden (portfolio manager since March 3, 2004) and Thomas W. Fanter (portfolio manager since November 1, 2011).

Purchase and Sale of Small Cap Fund Shares.

Investors may purchase or redeem Small Cap Fund shares on any business day by mail (IronBridge Funds, Inc., c/o U.S. Bank Global Fund Services, P.O. Box 701, Milwaukee, Wisconsin, 53201-0701) or by wire transfer.  The minimum initial and subsequent investment amounts for the Small Cap Fund are as follows:

	Minimum Initial Investments	Minimum Subsequent Investments
Small Cap Fund	$100,000	$1,000

Tax Information.

The Small Cap Fund intends to make distributions that may be taxed as ordinary income or capital gains.  If you hold your Small Cap Fund shares through a tax-deferred arrangement, you will not be taxed on dividends and capital gains distributions at the time they are made, but you may be taxed later upon withdrawal of monies from those accounts.

Payments to Broker-Dealers and Other Financial Intermediaries.

If you purchase Small Cap Fund shares through a broker-dealer or other financial intermediary (such as a bank), the Small Cap Fund and/or the Adviser may pay the intermediary for the sale of Small Cap Fund shares and related services.  These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Small Cap Fund over another investment.  Ask your sales person or visit your financial intermediary’s website for more information.

IronBridge Funds, Inc.
c/o U.S. Bank Global Fund Services
P.O. Box 701
 Milwaukee, Wisconsin 53201-0701

1-877-861-7714

www.ironbridgefunds.net

The Company’s 1940 Act File Number is 811-22397.